EXHIBIT 10.2

SERVISFIRST BANCSHARES, INC.

INDENTURE

WILMINGTON TRUST COMPANY

as Trustee

6.0% JUNIOR SUBORDINATED MANDATORY CONVERTIBLE DEFERRABLE

INTEREST DEBENTURES

March 15, 2010

TABLE OF CONTENTS

i

ARTICLE VII

CONCERNING THE SECURITYHOLDERS

Section 7.1	Action by Securityholders	39
Section 7.2	Proof of Execution by Securityholders	40
Section 7.3	Who Are Deemed Absolute Owners	40
Section 7.4	Securities Owned by Company Deemed Not Outstanding	41
Section 7.5	Revocation of Consents; Future Holders Bound	41

ARTICLE VIII

SECURITYHOLDERS’ MEETINGS

Section 8.1	Purpose of Meetings	41
Section 8.2	Call of Meetings by Trustee	42
Section 8.3	Call of Meetings by Company or Securityholders	42
Section 8.4	Qualifications for Voting	42
Section 8.5	Regulations	42
Section 8.6	Voting	43

ARTICLE IX

AMENDMENTS

Section 9.1	Without Consent of Securityholders	44
Section 9.2	With Consent of Securityholders	45
Section 9.3	Effect of Supplemental Indentures	46
Section 9.4	Notation on Securities	46
Section 9.5	Evidence of Compliance of Supplemental Indenture to be Furnished Trustee	46

ARTICLE X

CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 10.1	Company May Consolidate, etc., on Certain Terms	47
Section 10.2	Successor Corporation to be Substituted for Company	47
Section 10.3	Opinion of Counsel to be Given Trustee	48

ARTICLE XI

SATISFACTION AND DISCHARGE OF INDENTURE

Section 11.1	Discharge of Indenture	48

v

INDENTURE

THIS INDENTURE, dated as of March 15, 2010, between ServisFirst Bancshares, Inc., a Delaware corporation (hereinafter sometimes called the “Company”), and Wilmington Trust Company, a Delaware banking corporation, as trustee (hereinafter sometimes called the “Trustee”).

WITNESSETH:

In consideration of the premises, and the purchase of the Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

ARTICLE I

DEFINITIONS

Section 1.1        Definitions.

The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this Section 1.1.  All other terms used in this Indenture which are defined in the Trust Indenture Act, or which are by reference therein defined in the Securities Act, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed.  The following terms have the meanings given to them in the Trust Agreement: (i) Clearing Agency; (ii) Delaware Trustee; (iii) Property Trustee; (iv) Administrative Trustees; (v) Distribution; (vi) Distribution Date; and (vii) Direct Action.  All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with GAAP.  The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.  Headings are used for convenience of reference only and do not affect interpretation.  The singular includes the plural and vice versa.

“Additional Sums” has the meaning set forth in Section 2.6(c).

“Affiliate” means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding the power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

“Authenticating Agent” means any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

“Bankruptcy Law” means Title 11 of the United States Code, or any similar or successor federal or state law for the relief of debtors.

“Board of Directors” means either the Board of Directors of the Company or any duly authorized committee of that board.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means, with respect to any series of Securities, any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York or Wilmington, Delaware are authorized or required by law or executive order to close.

“Capital Event” means the receipt by the Company and the Administrative Trustees of an opinion of Haskell Slaughter Young & Rediker, LLC, or any other independent bank regulatory counsel experienced in such matters, to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System (“Federal Reserve”), or any other federal bank regulatory agency or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the Issue Date, (i) the Company is or within 90 days will be subject to capital adequacy requirements and such requirements do not or will not permit the Preferred Securities to constitute, subject to limitations on inclusion of the Preferred Securities as Tier 1 capital imposed by Federal Reserve capital guidelines in effect and applicable to the Company as of the date of the Confidential Offering Memorandum, Tier 1 capital (or its then-equivalent) or (ii) the amount of net proceeds received from the sale of the Preferred Securities and contributed by the Company to ServisFirst Bank does not or within 90 days will not constitute Tier 1 (core) capital (or its then-equivalent).

“Capital Leases” means, with respect to the Company or its Subsidiaries, as applicable, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on a consolidated balance sheet of the Company and its Subsidiaries.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Common Securities” means undivided beneficial interests in the assets of ServisFirst Capital Trust II which rank pari passu with Preferred Securities issued by ServisFirst Capital Trust II; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Preferred Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled.

“Company” means ServisFirst Bancshares, Inc., a Delaware corporation, and, subject to the provisions of Article X, shall include its successors and assigns.

“Company Common Stock” means the common stock, part value $.001 per share, of the Company or any other class of stock resulting from changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

“Company Request” or “Company Order” means a written request or order signed in the name of the Company by the Chief Executive Officer, the President, a Vice President, the Chief Financial Officer, the Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

“Compounded Interest” has the meaning set forth in Section 16.1.

“Confidential Offering Memorandum” means the Confidential Offering Memorandum related to the issuance of up to $15,000,000 of Preferred Securities of ServisFirst Capital Trust II, dated January 15, 2010.

“Contingent Obligation” means, with respect to the Company and its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take or pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Contingent Obligation shall not include (i) obligations under insurance or reinsurance policies, or (ii) endorsements for collection or deposit in the ordinary course of business.

“Conversion Agent” means the Trustee, in its capacity as Conversion Agent, or such other Conversion Agent as may be appointed by the Company under the Trust Agreement.

“Conversion Price” has the meaning set forth in Section 17.2(a).

“Conversion Stock” means one or more shares of Company Common Stock issuable upon conversion of the Preferred Securities or the Debentures.

“Coupon Rate” has the meaning set forth in Section 2.6(a).

“Custodian” means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

“Default” means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

“Deferred Interest” has the meaning set forth in Section 16.1.

“Definitive Securities” means those securities issued in fully registered certificated form not otherwise in global form.

“Depositary” means, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.5(d).

“Dissolution Event” means the liquidation of the Trust pursuant to the Trust Agreement, and the distribution of the Securities held by the Property Trustee to the holders of the Trust Securities issued by the ServisFirst Capital Trust II pro rata in accordance with the Trust Agreement.

“Event of Default” means any event specified in Section 5.1, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

“Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.

“Extension Period” has the meaning set forth in Section 16.1.

“Interest Period” means the period commencing on the Issue Date and ending on March 15, 2040.

“GAAP” means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Company and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of the Company and its Subsidiaries.

“Global Security” means, with respect to the Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

“Indebtedness for Money Borrowed” means any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments.

“Indenture” means this instrument as originally executed or, if amended as herein provided, as so amended.

“Interest Payment Date” has the meaning set forth in Section 2.6.

“Investment Company Event” means that ServisFirst Capital Trust II and the Company shall have received an opinion, requested by the Company, of counsel experienced in practice under the Investment Company Act of 1940, as amended (the “1940 Act”), to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a “Change in 1940 Act Law”), there is more than an insubstantial risk that ServisFirst Capital Trust II is or will be considered an “investment company” which is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the Issue Date.

 “Issue Date” means March 15, 2010.

“Lien” means, with respect to any asset, any Mortgage, lien, pledge, charge, security interest or encumbrance of any kind with respect to such asset.  For the purposes of this Indenture, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

“Mortgage” means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

“Non Book-Entry Preferred Securities” has the meaning set forth in Section 2.5.

“Officers” means any of the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer or the Secretary of the Company.

“Officers’ Certificate” means a certificate signed by two Officers and delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be an employee of the Company, and who shall be acceptable to the Trustee.

“Other Debentures” means all junior subordinated debentures issued by the Company from time to time and sold to trusts to be established by the Company (if any), in each case similar to ServisFirst Capital Trust II.

“Other Guarantees” means all guarantees to be issued by the Company with respect to capital securities (if any) and issued to other trusts to be established by the Company (if any), in each case similar to the ServisFirst Capital Trust II.

 “outstanding” when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee or an Authenticating Agent under this Indenture, except

(a)           Securities theretofore cancelled by the Trustee or an Authenticating Agent or delivered to the Trustee for cancellation;

(b)           Securities, or portions thereof, for the payment or prepayment of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be prepaid prior to maturity thereof, notice of such prepayment shall have been given as in Article XIV provided or provision satisfactory to the Trustee shall have been made for giving such notice; and

(c)           Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.8 unless proof satisfactory to the Company and the Trustee is presented that any such Securities are held by bona fide holders in due course.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.8 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

“Preferred Securities” means undivided beneficial interests in the assets of ServisFirst Capital Trust II which rank pari passu with the Common Securities issued by ServisFirst Capital Trust II; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Preferred Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled.

“Preferred Securities Guaranty” means any guarantee that the Company may enter into with any Person or Persons that operate directly or indirectly for the benefit of holders of Preferred Securities of ServisFirst Capital Trust II.

“Prepayment Price” means, with respect to any prepayment of the Securities pursuant to Section 14.1 hereof, an amount in cash equal to 100% of the principal amount of the Securities to be prepaid, plus accrued and unpaid interest thereon, including Compounded Interest and Additional Sums, if any, to the date of such prepayment.

“Principal Office of the Trustee”, or other similar term, means the principal office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at the office of the Trustee, Wilmington Trust Company, 1100 N. Market Street, Wilmington, Delaware 19890,  Attention: Corporate Trust Administration, Facsimile: 302.636.4145.

“Property Trustee” shall have the same meaning as set forth in the Trust Agreement.

“Qualified Debt Obligations” means, without duplication and other than the Securities, (a) debt securities of the Company, provided that the terms of any such debt security (i) permit the deferral of principal and interest payments for a period of up to five years (but not beyond the maturity date), as elected by the Company, (ii) have a maturity for payment of principal of not less than 10 years after the date of issuance, and (iii) include provisions making the debt security expressly subordinate to all other debt of the Company, (b) preferred securities issued by a Subsidiary, the sole purpose of which is to issue such preferred securities and invest the proceeds thereof in debt securities of the type described in clause (a) above, and which preferred securities are payable solely out of the proceeds of payments on account of such debt securities; and (c) the obligations recorded on the consolidated balance sheet of the Company and its Subsidiaries with respect to debt securities of the type described in clause (a) above and preferred securities of the type described in clause (b) above.

“Responsible Officer”, when used with respect to the Trustee, means any officer assigned to the Principal Office of the Trustee with direct responsibility for the administration of the Indenture including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture and also means, with respect to a particular matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

“Securities” means the Company’s 6.0% Junior Subordinated Mandatory Convertible Deferrable Interest Debentures due March 15, 2040, as authenticated and issued under this Indenture.

“Securities Act” means the Securities Act of 1933, as in effect from time to time.

“Securityholder”, “holder of Securities”, or other similar terms, means any Person in whose name at the time a particular Security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof.

“Security Register” means (i) prior to a Dissolution Event, the list of holders provided to the Trustee pursuant to Section 4.1, and (ii) following a Dissolution Event, any security register maintained by a security registrar for the securities appointed by the Company following the execution of a supplemental indenture providing for transfer procedures as provided for in Section 2.7(a).

“Senior Debt” means, with respect to the Company: (a) all liabilities, obligations and indebtedness for borrowed money, whether or not evidenced by bonds, debentures, notes or other similar instruments, (b) all obligations to pay the deferred purchase price of property or services (other than trade payables due and arising in the ordinary course of business), (c) all Capital Leases, (d) all debt of any other Person secured by a Lien on any asset of the Company or any of its Subsidiaries, (e) all Contingent Obligations, and (f) all obligations, contingent or otherwise, relating to the face amount of letters of credit, whether or not drawn, and banker’s acceptance, but excluding any obligation relating to an undrawn letter of credit if the undrawn letter of credit is issued in connection with a liability for which a reserve has been established by the Company or the applicable Subsidiary in accordance with GAAP.  Notwithstanding the foregoing, the term “Senior Debt” shall not include (a) the Securities, (b) the Preferred Securities Guaranty, (c) Qualified Debt Obligations, (d) to the extent any such line of credit may be in place from time to time, any working capital line of credit available to the Company in the amount of $500,000 or any replacement indebtedness of equal dollar amount, (e) any indebtedness of the Company or any Subsidiary with the Federal Home Loan Bank or the Federal Reserve Bank; (f) any Lien incurred by any Subsidiary to collateralize deposits under the Alabama SAFE program; (g) indebtedness under  or related to the Company’s 8.5% Junior Subordinated Deferrable Interest Debentures due September 1, 2038, (h) indebtedness of ServisFirst Bank (or of the Company, if any) under ServisFirst Bank’s 8.25% Subordinated Note due June 1, 2016 or (i) any trade accounts payables of the Company or any Subsidiary arising in the normal course of business.

“ServisFirst Capital Trust II” means ServisFirst Capital Trust II, a Delaware statutory trust created for the purpose of issuing its undivided beneficial interests in connection with the issuance of Securities under this Indenture.

“Special Event” means a Capital Event, a Tax Event or an Investment Company Event.

“Stated Maturity” means March 15, 2040.

“Subsidiary” means with respect to any Person, (i) any corporation at least a majority of whose outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.  For the purposes of this definition, “voting stock” means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

“Tax Event” means the receipt by ServisFirst Capital Trust II and the Company of an opinion, requested by the Company, of counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein or as a result of any official administrative written decision or pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is made on or after the Issue Date, there is more than an insubstantial risk that (i) ServisFirst Capital Trust II is, or will be within 90 days of the date of such opinion, subject to United States Federal income tax with respect to income received or accrued on the Securities, (ii) interest payable by the Company on the Securities is not, or within 90 days of the date of such opinion, will not be, deductible by the Company, in whole or in part, for United States Federal income tax purposes, or (iii) ServisFirst Capital Trust II is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

“Trust” has the meaning ascribed to such term in the Trust Agreement.

           “Trust Agreement” means the Amended and Restated Trust Agreement of ServisFirst Capital Trust II, dated as of March 15, 2010.

“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture except as provided in Section 9.3; provided, however, that, in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” shall mean, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Trust Securities” means the Preferred Securities and the Common Securities, collectively.

“Trustee” means the Person identified as “Trustee” in the first paragraph hereof, and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Trustee hereunder.

“U.S. Government Obligations” means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S.  Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

ARTICLE II

SECURITIES

Section 2.1        Forms Generally.

The Securities and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A, the terms of which are incorporated in and made a part of this Indenture.  The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage.  Each Security shall be dated the date of its authentication.  The Securities shall be issued in denominations of $1 and in integral multiples thereof.

Section 2.2        Execution and Authentication.

The Securities shall be signed on behalf of the Company by the Chief Executive Officer, the President, the Chief Operating Officer or the Chief Financial Officer under corporate seal and attested by its Secretary.  Any signature may be in the form of a manual or facsimile signature.  If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

A Security shall not be valid until authenticated by the manual signature of the Trustee.  The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.  The form of Trustee’s certificate of authentication to be borne by the Securities shall be substantially as set forth in Exhibit A hereto.  A Security shall be dated the date of its authentication.

The Trustee shall, upon a Company Order, authenticate for original issue up to, and the aggregate principal amount of Securities outstanding at any time may not exceed, $15,050,000 aggregate principal amount of the Securities, except as provided in Sections 2.7, 2.8, 2.10 and 14.5.

Section 2.3        Form and Payment.

Except as provided in Section 2.5, the Securities shall be issued in fully registered certificated form without interest coupons.  Principal of and premium, if any, and interest on the Securities issued in certificated form will be payable, the transfer of such Securities will be registrable and such Securities will be exchangeable for Securities bearing identical terms and provisions at the office or agency of the Trustee; provided, however, that payment of interest with respect to the Securities (other than Securities issued in global form, the payment of interest on which shall be made in immediately available funds) may be made at the option of the Company (i) by check mailed to the holder at such address as shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto, provided that proper transfer instructions have been received in writing by the relevant record date.  Notwithstanding the foregoing, so long as the holder of any Securities is the Property Trustee, the payment of the principal of and premium, if any, and interest (including Compounded Interest and Additional Sums, if any) on such Securities held by the Property Trustee will be made in immediately available funds at such place and to such account as may be designated by the Property Trustee.

 Section 2.4        Legends.

Except as otherwise determined by the Company in accordance with applicable law, each Security shall bear the applicable legends relating to restrictions on transfer pursuant to the securities laws in substantially the form set forth on Exhibit A hereto, if any.

Section 2.5      Global Security.

(a)           In connection with a Dissolution Event,

(i)           if any Preferred Securities are held in book-entry form, the related certificate representing the Preferred Securities shall be presented to the Trustee (if an arrangement with the Depositary has been maintained) by the Property Trustee in exchange for one or more Global Securities (as may be required pursuant to Section 2.7) in an aggregate principal amount equal to the aggregate principal amount of all outstanding Securities held in book-entry form, to be registered in the name of the Depositary, or a custodian therefor, or its nominee, and delivered by the Trustee to the Depositary, or its custodian, for crediting to the accounts of its participants pursuant to the instructions of the Administrative Trustees; the Company upon any such presentation shall execute one or more Global Securities in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with this Indenture; and payments on the Securities issued as a Global Security will be made to the Depositary; and

(ii)           if any Preferred Securities are held in certificated form, the related Definitive Securities may be presented to the Trustee by the Property Trustee and any certificate which represents Preferred Securities other than Preferred Securities in book-entry form (“Non Book-Entry Preferred Securities”) will be deemed to represent beneficial interests in Securities presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Preferred Securities until such certificates are presented to the Security Registrar for transfer or reissuance, at which time such certificates will be cancelled and a Security, registered in the name of the holder of the certificate, with an aggregate principal amount equal to the aggregate liquidation amount of the certificate cancelled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with this Indenture.  Upon the issuance of such Securities, Securities with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been cancelled.

(b)           The Global Securities shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon; provided, that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and prepayments.  Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee, in accordance with instructions given by the Company as required by this Section 2.5.

(c)           The Global Securities may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

(d)           If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or the Depositary has ceased to be a clearing agency registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and the Trustee, upon receipt of a Company Order, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.  If there is an Event of Default, the Depositary shall have the right to exchange the Global Securities for Definitive Securities.  In addition, the Company may at any time determine that the Securities shall no longer be represented by a Global Security.  In the event of such an Event of Default or such a determination, the Company shall execute, and subject to Section 2.7, the Trustee, upon receipt of an Officers’ Certificate evidencing such determination by the Company, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.  Upon the exchange of the Global Security for such Definitive Securities, in authorized denominations, the Global Security shall be cancelled by the Trustee.  Such Definitive Securities issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee.  The Trustee shall deliver such Definitive Securities to the Persons in whose names such Definitive Securities are so registered.

Section 2.6      Interest.

(a)           During the Interest Period, each Security will bear interest at the rate of 6.0% per annum (the “Coupon Rate”).  Each security will bear interest at the Coupon Rate and be paid quarterly, in arrears, on June 15, September 15, December 15 and March 15 (each, an “Interest Payment Date”), commencing on June 15, 2010, from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date to the next Interest Payment Date (each such quarterly cycle referred to as a “Distribution Period”).  Interest shall be paid for each Distribution Period, until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Coupon Rate, compounded quarterly, payable (subject to the provisions of Article XVI) quarterly in arrears on each Interest Payment Date commencing on June 15, 2010.  Interest shall be paid to the Person in whose name such Security or any predecessor Security is registered at the close of business on the regular record date for such interest installment, which shall be such date as is 15 days prior to the relevant Interest Payment Date.

(b)           Interest will be computed on the basis of the actual number of days elapsed over a 360-day year of twelve 30-day months.  In the event that any Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date.

(c)           During such time as the Property Trustee is the holder of any Securities, the Company shall pay any additional amounts on the Securities as may be necessary in order that the amount of Distributions then due and payable by ServisFirst Capital Trust II on the outstanding Trust Securities shall not be reduced as a result of any additional taxes, duties and other governmental charges to which ServisFirst Capital Trust II has become subject as a result of a Tax Event (“Additional Sums”).

Section 2.7      Transfer and Exchange.

(a)           Transfer Restrictions.  The Securities may not be transferred except in compliance with this section and any legend contained in Exhibit A, if any, unless otherwise determined by the Company in accordance with applicable law.  Upon any distribution of the Securities following a Dissolution Event, the Company and the Trustee shall enter into a supplemental indenture pursuant to Section 9.1 to provide for the transfer restrictions and procedures with respect to the Securities substantially similar to those contained in the Trust Agreement, if any, to the extent applicable in the circumstances existing at such time.

(b)           Conditions to Transfer.  The Securities may not be transferred unless (i) the Trustee receives an Opinion of Counsel satisfactory to the Trustee stating that such transfer is exempt from registration under applicable state and federal securities laws, will not cause the Company to be an “Investment Company” or under the “control” of an “Investment Company” within the meaning of the Investment Company Act of 1940, as amended, and otherwise complies with the restrictions on transfer contained in this Indenture, and (ii) the transferee certifies to the Trustee that it is not (x) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (y) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986 as amended or (z) any entity whose underlying assets include plan assets by reason of a plan’s investment in the Company (each a “Benefit Plan”).  By accepting and holding a Security the transferee thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.  The Trustee shall have no obligation to determine whether or not a transferee of a Security is or is not a Benefit Plan.  Notwithstanding the foregoing, the conditions of transfer shall not apply in the event the Securities are issued to the Holders of the Preferred Securities.

(c)           General Provisions Relating to Transfers and Exchanges.  To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Securities or Global Securities, as applicable.  All Definitive Securities or Global Securities issued upon any registration of transfer or exchange of Definitive Securities or Global Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or Global Securities surrendered upon such registration of transfer or exchange.

No service charge shall be made to a holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

The Company shall not be required to (i) issue or register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of prepayment or any notice of selection of Securities for prepayment under Article XIV hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Security so selected for prepayment in whole or in part, except the unprepaid portion of any Security being prepaid in part.

Prior to due presentment for the registration of a transfer of any Security, the Trustee, any agent and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and interest on such Securities, and neither the Trustee, any agent nor the Company shall be affected by notice to the contrary.

Section 2.8        Replacement Securities.

If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee’s requirements for replacements of Securities are met.  An indemnity bond must be supplied by the holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee and any authenticating agent from any loss that any of them may suffer if a Security is replaced.  The Company or the Trustee may charge for its expenses in replacing a Security.

Every replacement Security is an obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

Section 2.9        Treasury Securities.

In determining whether the holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or any Affiliate of the Company shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Responsible Officer of the Trustee actually knows to be so owned shall be so considered.

Section 2.10      Temporary Securities.

Pending the preparation of Global Securities or Definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities that are printed, typewritten, lithographed, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

If temporary Securities are issued, the Company shall cause Global Securities or Definitive Securities, as applicable, to be prepared without unreasonable delay.  The Global Securities or Definitive Securities shall be printed, typewritten, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the officers executing such Global Securities or Definitive Securities.  After the preparation of Global Securities or Definitive Securities, the temporary Securities shall be exchangeable for Global Securities or Definitive Securities, as applicable, upon surrender of the temporary Securities at the office or agency maintained by the Company for such purpose pursuant to Section 3.2 hereof, without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of Global Securities or Definitive Securities of authorized denominations.  Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Global Securities or Definitive Securities.

Section 2.11      Cancellation.

The Company at any time may deliver Securities to the Trustee for cancellation.  The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall retain or destroy cancelled Securities in accordance with its normal practices (subject to the record retention requirement of the Exchange Act) unless the Company directs them to be returned to it.  The Company may not issue new Securities to replace Securities that have been redeemed or paid or that have been delivered to the Trustee for cancellation.  All cancelled Securities not destroyed by the Trustee shall be delivered to the Company.

Section 2.12      Defaulted Interest.

Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (a) or clause (b) below:

(a)           The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as  provided in this Section 2.12(a).  Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment.  The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register, not less than 10 days prior to such special record date.  Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to Section 2.12(b).

(b)           The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to Section 2.12(a), such manner of payment shall be deemed practicable by the Trustee.

Section 2.13      CUSIP Numbers.

The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of prepayment as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a prepayment and that reliance may be placed only on the other identification numbers printed on the Securities, and any such prepayment shall not be affected by any defect in or omission of such numbers.  The Company will promptly notify the Trustee in writing of any change in the CUSIP numbers.

ARTICLE III

PARTICULAR COVENANTS OF THE COMPANY

Section 3.1        Payment of Principal, Premium and Interest

The Company covenants and agrees for the benefit of the holders of the Securities that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on the Securities at the place, at the respective times and in the manner provided herein.

Section 3.2        Offices for Notices and Payments, etc.

So long as any of the Securities remains outstanding, the Company will maintain in Wilmington, Delaware, an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served.  The Company will give to the Trustee prompt written notice of the location of any such office or agency and of any change of location thereof.  Until otherwise designated from time to time by the Company in a notice to the Trustee, any such office or agency for all of the above purposes shall be the office or agency of the Principal Office of the Trustee in the Wilmington, Delaware.  In case the Company shall fail to maintain any such office or agency in Wilmington, Delaware, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal corporate trust office of the Trustee.

In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside Wilmington, Delaware, where the Securities may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in Wilmington, Delaware, for the purposes above mentioned.  The Company will give to the Trustee prompt written notice of any such designation or rescission thereof; provided, further, that the Company shall at all times maintain a paying agent in each such office or agency.

Section 3.3        Appointments to Fill Vacancies in Trustee’s Office.

The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

Section 3.4        Provision as to Paying Agent.

(a)           If the Company shall appoint a paying agent other than the Trustee with respect to the Securities, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.4,

(i)           that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Securities (whether such sums have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities; and

(ii)           that it will give the Trustee written notice of any failure by the Company (or by any other obligor on the Securities) to make any payment of the principal of and premium or interest on the Securities when the same shall be due and payable.

(b)           If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Trustee in writing of any failure to take such action and of any failure by the Company (or by any other obligor under the Securities) to make any payment of the principal of and premium, if any, or interest on the Securities when the same shall become due and payable.

(c)           Anything in this Section 3.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such Securities by the Trustee or any paying agent hereunder, as required by this Section 3.4, such sums to be held by the Trustee upon the trusts herein contained.

(d)           Anything in this Section 3.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.4 is subject to Sections 11.3 and 11.4.

Section 3.5      Certificate to Trustee.

The Company will deliver to the Trustee on or before 120 days after the end of each fiscal year in each year, commencing with the first fiscal year ending after the date hereof, so long as Securities are outstanding hereunder, an Officers’ Certificate as set forth in Exhibit B to this Indenture, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company, stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.  For the purpose of this Section 3.5, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

Section 3.6      Compliance with Consolidation Provisions.

The Company will not, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to, any other Person unless the provisions of Article X hereof are complied with.

Section 3.7        Limitation on Dividends.

So long as any Securities remain outstanding and (i) there shall have occurred any event of which the Company has actual knowledge that (a) with the giving of notice or the lapse of time, or both, would constitute an Event of Default and (b) in respect of which the Company shall not have taken reasonable steps to cure, (ii) if such Securities are held by the Property Trustee, the Company shall be in default with respect to its payment of any obligations under the Preferred Securities Guaranty or (iii) the Company shall have given notice of its election of the exercise of its right to extend the interest payment period pursuant to Section 16.1 and any such extension shall be continuing, the Company will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company’s capital stock (which includes common and preferred stock) or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company (including any Other Debentures) that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company (including Other Guarantees) if such guarantee ranks pari passu or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholder’s rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Preferred Securities Guaranty, (d) as a result of a reclassification of the Company’s capital stock or the exchange or the conversion of one class or series of the Company’s capital stock for another class or series of the Company’s capital stock, (e) the purchase of fractional interests in shares of the Company’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, and (f) purchases or issuances of Common Stock in connection with any of the Company’s stock option, stock purchase, stock loan or other benefit plans for its directors, officers or employees or any of the Company’s dividend reinvestment plans, in each case as now existing or hereafter established or amended).  Notwithstanding anything herein to the contrary, in no event shall this provision be deemed to limit the Company from issuing shares of its common stock to any Person whether in a public or private transaction.

Section 3.8        Covenants as to ServisFirst Capital Trust II

In the event Securities are issued to ServisFirst Capital Trust II or a trustee of such Trust in connection with the issuance of Trust Securities by ServisFirst Capital Trust II, for so long as such Trust Securities remain outstanding, the Company will (i) directly or indirectly maintain 100% ownership of the Common Securities of ServisFirst Capital Trust II; provided, however, that any successor of the Company, permitted pursuant to Article X, may succeed to the Company’s ownership of such Common Securities, (ii) use its reasonable efforts to cause ServisFirst Capital Trust II (a) to remain a statutory trust, except in connection with a distribution of Securities to the holders of the Trust Securities in a liquidation of ServisFirst Capital Trust II, the redemption of all of the Trust Securities of ServisFirst Capital Trust II or certain mergers, consolidations or amalgamations, each as permitted by the Trust Agreement of ServisFirst Capital Trust II, and (b) to continue to be treated as a grantor trust and not as an association taxable as a corporation or a partnership for United States federal income tax purposes and (iii) to use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Securities.

Section 3.9        Payment of Expenses.

In connection with the offering, sale and issuance of the Securities to ServisFirst Capital Trust II and in connection with the sale of the Trust Securities by ServisFirst Capital Trust II, the Company, in its capacity as borrower with respect to the Securities, shall:

(a)         pay all costs and expenses relating to the offering, sale and issuance of the Securities, including compensation of the Trustee in accordance with the provisions of Section 6.6;

(b)         pay all costs and expenses of ServisFirst Capital Trust II (including, but not limited to, costs and expenses relating to the organization of ServisFirst Capital Trust II, the offering, sale and issuance of the Trust Securities, the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, sending notices, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing and disposition of the assets of ServisFirst Capital Trust II;

(c)         be primarily and fully liable for any indemnification obligations arising with respect to the Trust Agreement;

(d)         pay any and all taxes (other than United States withholding taxes attributable to ServisFirst Capital Trust II or its assets) and all liabilities, costs and expenses with respect to such taxes of ServisFirst Capital Trust II; and

(e)         pay all other fees, expenses, debts and obligations (other than the Trust Securities) related to ServisFirst Capital Trust II.

Section 3.10      Payment Upon Resignation or Removal.

Upon termination of this Indenture or the removal or resignation of the Trustee, unless otherwise stated, the Company shall pay to the Trustee all amounts accrued and owing to the date of such termination, removal or resignation.  Upon termination of the Trust Agreement or the removal or resignation of the Delaware Trustee or the Property Trustee, as the case may be, pursuant to Section 5.7 of the Trust Agreement, the Company shall pay to the Delaware Trustee or the Property Trustee, as the case may be, all amounts accrued and owing to the date of such termination, removal or resignation.

Section 3.11      Approval of Senior Debt While Securities Outstanding.

As long as any Securities are outstanding, the Company may not incur any Senior Debt in excess of 0.5% of the Company’s average assets for the Company’s immediately preceding fiscal year without the approval of the holders of a majority of the Preferred Securities.

ARTICLE IV

SECURITYHOLDERS’ LISTS AND REPORTS BY THE
COMPANY AND THE TRUSTEE

Section 4.1        Securityholders’ Lists.

The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

(a)         on a quarterly basis on each regular record date for the Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders as of such record date; and

(b)         at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

except that, no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security registrar.

Section 4.2        Preservation and Disclosure of Lists.

(a)           The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of the Securities (1) contained in the most recent list furnished to it as provided in Section 4.1 or (2) received by it in the capacity of Securities registrar (if so acting) hereunder.  The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

(b)           In case three or more holders of Securities (hereinafter referred to as “applicants”) apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities or with holders of all Securities with respect to their rights under this Indenture and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within 5 Business Days after the receipt of such application, at its election, either:

(i)           afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2; or

(ii)           inform such applicants as to the approximate number of holders of all Securities, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of all Securities or would be in violation of applicable law.  Such written statement shall specify the basis of such opinion.

(c)           Each and every holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section 4.2, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

Section 4.3      Reports of the Company.

(a)           General.  The Company will furnish to the Trustee:

(i)           unless the Company is then filing comparable reports pursuant to the reporting requirements of the Exchange Act, as soon as practicable and in any event within 45 days after the end of the first, second and third quarterly accounting periods of each fiscal year (commencing with the quarter ending March 31, 2010), the Company’s unaudited consolidated balance sheet as of the last day of such quarterly period and the related consolidated statements of income and cash flows during such quarterly period prepared in accordance with GAAP and (in the case of second and third quarterly periods) for the portion of the fiscal year ending with the last day of such quarterly period, setting forth in each case in comparative form corresponding unaudited figures from the preceding fiscal year;

(ii)           unless the Company is then filing comparable reports pursuant to the reporting requirements of the Exchange Act, as soon as practicable and in any event within 90 days after the end of each fiscal year (commencing with the fiscal year ending December 31, 2009), the Company’s consolidated balance sheet as of the end of such year and the related consolidated statements of income, cash flows, and shareholders’ equity during such year setting forth in each case in comparative form corresponding figures from the preceding fiscal year accompanied by an audit report thereon of a firm of independent public accountants registered with the Public Company Accounting Oversight Board (the “PCAOB”);

(iii)           promptly after the Company obtains actual knowledge of the occurrence thereof, written notice of the occurrence of any event or condition which constitutes an Event of Default, and an Officers’ Certificate of the Company specifically stating that such Event of Default has occurred and setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto.

(b)           All such information provided to the Trustee as indicated above also will be provided by the Trustee upon written request to the Trustee (which may be a single continuing request), by (x) holders of Securities, (y) holders of beneficial interests (reasonably confirmed to the Trustee) in the Securities or (z) prospective purchasers of the Securities (and of beneficial interests in the Securities).  The Company will furnish to the Trustee, upon its request, sufficient copies of all such information to accommodate the requests of such holders of Securities (and holders of beneficial interests therein) and prospective purchasers of Securities (and of beneficial interests in the Securities).

(c)           Upon the request of any holder of Securities, any holder of a beneficial interest in the Securities, or the Trustee (on behalf of a holder of Securities or a holder of a beneficial interest in the Securities), the Company will furnish such information as is specified in paragraph (d)(4) of Rule 144A under the Securities Act, or any successor rule or regulation, to holders of Securities (and to holders of beneficial interests in the Securities), prospective purchasers of the Securities (and of beneficial interests in the Securities) who are “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act or “accredited investors” within the meaning of Rule 506(a) of Regulation D under the Securities Act or to the Trustee for delivery to such holders of Securities (or holders of beneficial interests in Securities) or prospective purchasers of the Securities (or beneficial interests therein), as the case may be, unless, at the time of such request, the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

Section 4.4      Reports by the Trustee.

(a)           The Trustee shall transmit to Securityholders such reports concerning the Trustee and its actions under this Indenture pursuant to the requirements of the Trust Indenture Act at the times and in the manner provided pursuant thereto.  If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each anniversary following the date of this Indenture, commencing March 15, 2011, deliver to Securityholders a brief report, dated as of such date, which complies with the provisions of such Section 313(a) of the Trust Indenture Act.

(b)           A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Company.  The Company will promptly notify the Trustee if and when the Securities are listed on any stock exchange.

ARTICLE V
REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
ON EVENT OF DEFAULT

Section 5.1      Events of Default.

One or more of the following events of default shall constitute an Event of Default hereunder (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)           default in the payment of any interest upon any Security or any Other Debentures when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms hereof or, in the case of any Other Debentures, the indenture related thereto, shall not constitute a default in the payment of interest for this purpose; or

(b)           default in the payment of all or any part of the principal of (or premium, if any, on) any Security or any Other Debentures as and when the same shall become due and payable either at maturity, upon prepayment, by declaration of acceleration of maturity or otherwise; or

(c)           default in any material respect in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(d)           a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

(e)           the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

If an Event of Default (other than an Event of Default specified in Section 5.1(d) or 5.1(e)) with respect to Securities at the time outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the holders of the outstanding Securities), and upon any such declaration the same shall become immediately due and payable.  If an Event of Default specified in Section 5.1(d) or 5.1(e) with respect to Securities at the time outstanding occurs, the principal amount of all the Securities shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay (A) all matured installments of interest (including Compounded Interest, and Additional Sums, if any) upon all the Securities and the principal of and premium, if any, on any and all Securities which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities to the date of such payment or deposit) and (B) such amount as shall be sufficient to pay to the Trustee and each predecessor Trustee all amounts payable pursuant to Section 6.6, and (ii) any and all Events of Default under the Indenture shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the holders of a majority in aggregate principal amount of the Securities then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

Section 5.2        Payment of Securities on Default; Suit Therefor.

The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Securities as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Securities as and when the same shall have become due and payable, whether at maturity of the Securities or upon prepayment or by declaration of acceleration of maturity or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities, the whole amount that then shall have become due and payable on all such Securities for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law and, if the Securities are held by ServisFirst Capital Trust II or a trustee of such trust, without duplication of any other amounts paid by ServisFirst Capital Trust II or a trustee in respect thereof) upon the overdue installments of interest at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its gross negligence or bad faith.

In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Securities and collect in the manner provided by law out of the property of the Company or any other obligor on the Securities wherever situated the moneys adjudged or decreed to be payable.

In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for all amounts payable pursuant to Section 6.6 to the Trustee and each predecessor Trustee) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or Person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to pay to the Trustee and each predecessor Trustee all amounts payable pursuant to Section 6.6.

To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.6 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Securityholders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

Section 5.3        Application of Moneys Collected by Trustee.

Any moneys collected by the Trustee shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

First: To the payment of all amounts due the Trustee under Section 6.6, including the costs and expenses of collection applicable to the Securities and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its gross negligence or bad faith;

Second: To the payment of all Senior Debt of the Company if and to the extent required by Article XV;

Third: To the payment of the amounts then due and unpaid upon Securities for principal of (and premium, if any) and interest on the Securities, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Securities for principal (and premium, if any) and interest, respectively; and

Fourth: To the Company.

Section 5.4        Proceedings by Securityholders.

Except as contemplated by this Section 5.4, no holder of any Security shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatsoever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities.

Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of (premium, if any) and interest on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security with every other such taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities.  For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

The Company and the Trustee acknowledge that pursuant to the Trust Agreement, the holders of Preferred Securities are entitled, in the circumstances and subject to the limitations set forth therein, to commence a Direct Action with respect to any Event of Default under this Indenture and the Securities.

Section 5.5        Proceedings by Trustee.

In case an Event of Default occurs with respect to Securities and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 5.6        Remedies Cumulative and Continuing.

All powers and remedies given by this Article V to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Securities, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.4, every power and remedy given by this Article V or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

Section 5.7        Direction of Proceedings and Waiver of Defaults by Majority of Securityholders.

The holders of a majority in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability.  Prior to any declaration accelerating the maturity of the Securities, the holders of a majority in aggregate principal amount of the Securities at the time outstanding may on behalf of the holders of all of the Securities waive any past default or Event of Default and its consequences except a default (a) in the payment of principal of or premium, if any, or interest on any of the Securities or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected; provided, however, that if the Securities are held by the Property Trustee, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of Trust Securities shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the holder of each outstanding Security is required, such waiver shall not be effective until each holder of the Trust Securities shall have consented to such waiver.  Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.  Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.7, said default or Event of Default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing.

Section 5.8        Notice of Defaults.

The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities actually known to a Responsible Officer of the Trustee, mail to all Securityholders, as the names and addresses of such holders appear upon the Security register, notice of all defaults known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term “defaults” for the purpose of this Section 5.8 being hereby defined to be the events specified in clauses (a), (b), (c), (d) and (e) of Section 5.1, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.1); and provided that, except in the case of default in the payment of the principal of or premium, if any, or interest on any of the Securities, the Trustee shall be fully protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders; and provided further, that in the case of any default of the character specified in Section 5.1(c) no such notice to Securityholders shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

Section 5.9        Undertaking to Pay Costs.

All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in aggregate principal amount of the Securities outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security against the Company on or after the same shall have become due and payable.

ARTICLE VI

CONCERNING THE TRUSTEE

Section 6.1        Duties and Responsibilities of Trustee.

With respect to the holders of the Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture.  In case an Event of Default of which a Responsible Officer of the Trustee has actual knowledge has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that

(a)           prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred

(i)           the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii)           in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

(b)           the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

(c)           the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.7, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture and that indemnity satisfactory to it against such risk is not reasonably assured to it.

Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2        Reliance on Documents, Opinions, etc.

Except as otherwise provided in Section 6.1:

(a)           the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)           any request, direction, order or demand of the Company mentioned herein may be sufficiently evidenced by an Officers’ Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary  of the Company;

(c)           the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(d)           the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

(e)           the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(f)           the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of a majority in aggregate principal amount of the outstanding Securities; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expense or liability as a condition to so proceeding;

(g)           the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) attorneys, custodians or nominees, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed by it with due care;

(h)           the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company, except as otherwise set forth herein, but the Trustee may require of the Company full information and advice as to the performance of the covenants, conditions and agreements contained herein and shall be entitled in connection herewith to examine the books, records and premises of the Company;

(i)           in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon.  The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction.  The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction; and

(j)           in the event that the Trustee is also acting as paying agent, security registrar, exchange agent or transfer agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article VI shall also be afforded to such paying agent, security registrar, exchange agent or transfer agent.

Section 6.3        No Responsibility for Recitals, etc.

The recitals contained herein and in the Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same.  The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities.  The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

Section 6.4        Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Securities.

The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or Security registrar.

Section 6.5        Moneys to be Held in Trust.

Subject to the provisions of Section 11.4, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law.  The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 6.6        Compensation and Expenses of Trustee.

The Company, as borrower, covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence or bad faith.  The Company also covenants to indemnify each of the Trustee (and its officers, agents, directors and employees) or any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold each of them harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without gross negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises.  The obligations of the Company under this Section 6.6 shall constitute additional indebtedness hereunder.  Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(d) or Section 5.1(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

The provisions of this Section shall survive the resignation or removal of the Trustee and the defeasance or other termination of this Indenture.

Since ServisFirst Capital Trust II is being formed solely to facilitate an investment in the Trust Securities, the Company, as Holder of the Common Securities, hereby covenants to pay all debts and obligations (other than with respect to the Preferred Securities and the Common Securities) and all reasonable costs and expenses of ServisFirst Capital Trust II (including without limitation all reasonable costs and expenses relating to the organization of ServisFirst Capital Trust II, the fees and expenses of the Trustees and all costs and expenses relating to the operation of ServisFirst Capital Trust II) and to pay any and all taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed on ServisFirst Capital Trust II and the Property Trustee after paying such expenses will be equal to the amounts ServisFirst Capital Trust II and the Property Trustee would have received had no such costs or expenses been incurred by or imposed on ServisFirst Capital Trust II.  The foregoing obligations of the Company are for the benefit of, and shall be enforceable by, any person to whom any such debts, obligations, costs, expenses and taxes are owed (each, a “Creditor”) whether or not such Creditor has received notice thereof.  Any such Creditor may enforce such obligations directly against the Company, and the Company irrevocably waives any right or remedy to require that any such Creditor take any action against ServisFirst Capital Trust II or any other person before proceeding against the Company.  The Company shall execute such additional agreements as may be necessary or desirable to give full effect to the foregoing.

Section 6.7        Officers’ Certificate as Evidence.

Except as otherwise provided in Sections 6.1 and 6.2, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee, and such certificate, in the absence of gross negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 6.8        Conflicting Interest of Trustee.

If the Trustee has or shall acquire any “conflicting interest” within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

Section 6.9        Eligibility of Trustee.

The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial, or District of Columbia authority.  If such corporation or a national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.9 the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee.

In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

Section 6.10      Resignation or Removal of Trustee.

(a)           The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of the Securities at their addresses as they shall appear on the Security Register.  Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security for at least six months may, subject to the provisions of Section 5.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee.  Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b)           In case at any time any of the following shall occur:

(1)           the Trustee shall fail to comply with the provisions of Section 6.8 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

(2)           the Trustee shall cease to be eligible in accordance with the provisions of Section 6.8 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

(3)           the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.9, any Securityholder who has been a bona fide holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee.  Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(c)           The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Trustee and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within 10 days after such nomination the Company objects thereto or if no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after such removal, in which case the Trustee so removed or any Securityholder, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

(d)           Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

Section 6.11      Acceptance by Successor Trustee.

Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any and all amounts then due and owing to it hereunder, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder.  Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.  Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

No successor trustee shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9.

Upon acceptance of appointment by a successor trustee as provided in this Section 6.10, the Company shall mail notice of the succession of such trustee hereunder to the holders of Securities at their addresses as they shall appear on the Security register.  If the Company fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 6.12      Successor by Merger, etc.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which the Securities or this Indenture elsewhere provides that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 6.13      Limitation on Rights of Trustee as a Creditor.

The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act.  A Trustee who has resigned or been removed shall be subject to the provisions in Section 311(a) of the Trust Indenture Act to the extent included therein.

Section 6.14      Authenticating Agents.

There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company with power to act on its behalf and subject to its direction in the authentication and delivery of Securities issued upon exchange or registration of transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities; provided, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities.  Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least U.S. $50,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority.  If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent eligible under this Section 6.14, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all Securityholders as the names and addresses of such holders appear on the Security Register.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

The Company, as borrower, agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services.  Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

ARTICLE VII

CONCERNING THE SECURITYHOLDERS

Section 7.1        Action by Securityholders.

Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article VIII, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

If the Company shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers’ Certificate, fix in advance a record date for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so.  If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

Section 7.2        Proof of Execution by Securityholders.

Subject to the provisions of Sections 6.1, 6.2 and 8.5, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.  The ownership of Securities shall be proved by the Security Register or by a certificate of the Security registrar.  The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

The record of any Securityholders’ meeting shall be proved in the manner provided in Section 8.6.

Section 7.3        Who Are Deemed Absolute Owners.

Prior to due presentment for registration of transfer of any Security, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security registrar may deem the Person in whose name such Security shall be registered upon the Security Register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of and premium, if any, and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary.  All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

Section 7.4        Securities Owned by Company Deemed Not Outstanding.

In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, except for the Securities owned by or on behalf of ServisFirst Capital Trust II, or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded.  Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to vote such Securities and that the pledgee is not the Company or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor.  In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

Section 7.5        Revocation of Consents; Future Holders Bound.

At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Security specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.2, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security).  Except as aforesaid, any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

ARTICLE VIII

SECURITYHOLDERS’ MEETINGS

Section 8.1        Purpose of Meetings.

A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article VIII for any of the following purposes:

(a)           to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article V;

(b)           to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

(c)           to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.2; or

(d)           to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

Section 8.2        Call of Meetings by Trustee.

The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 8.1, to be held at such time and such place as the Trustee shall determine.  Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities at their addresses as they shall appear on the Securities Register.  Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

Section 8.3        Call of Meetings by Company or Securityholders.

In case at any time the Company pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 8.1, by mailing notice thereof as provided in Section 8.2.

Section 8.4        Qualifications for Voting.

To be entitled to vote at any meeting of Securityholders a Person shall be (a) a holder of one or more Securities or (b) a Person appointed by an instrument in writing as proxy by a holder of one or more Securities.  The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 8.5        Regulations.

Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.3, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman.  A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

Subject to the provisions of Section 8.4, at any meeting each holder of Securities or proxy therefor shall be entitled to one vote for each $1 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding.  The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders.  Any meeting of Securityholders duly called pursuant to the provisions of Section 8.2 or 8.3 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Section 8.6        Voting.

The vote upon any resolution submitted to any meeting of holders of Securities shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them.  The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting.  A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.2.  The record shall show the serial numbers of the Securities voting in favor of or against any resolution.  The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

ARTICLE IX

AMENDMENTS

Section 9.1        Without Consent of Securityholders.

The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time amend this Indenture, without the consent of the Securityholders, for one or more of the following purposes:

(a)           to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article X hereof;

(b)           to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Securityholders as the Board of Directors and the Trustee shall consider to be for the protection of the Securityholders, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a Default or an Event of Default permitting the enforcement of all or any of the remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other Defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

(c)           to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

(d)           to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not materially adversely affect the interests of the holders of the Securities;

(e)           to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities;

(f)           to make provision for transfer procedures, certification, book-entry provisions, the form of restricted securities legends, if any, to be placed on Securities, and all other matters required pursuant to Section 2.7 or otherwise necessary, desirable or appropriate in connection with the issuance of Securities to holders of Preferred Securities in the event of a distribution of Securities by ServisFirst Capital Trust II following a Dissolution Event;

(g)           to qualify or maintain qualification of this Indenture under the Trust Indenture Act; or

(h)           to make any change that does not adversely affect the rights of any Securityholder in any material respect.

The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture to effect such amendment, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any amendment to this Indenture authorized by the provisions of this Section 9.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.2.

Section 9.2        With Consent of Securityholders.

With the consent (evidenced as provided in Section 7.1) of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time amend this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such amendment shall without the consent of the holders of each Security then outstanding and affected hereby (i) extend the Stated Maturity of any Security, or reduce the rate or extend the time of payment of interest thereon (except as contemplated by Article XVI), or reduce the principal amount thereof (including in the case of a discounted Security the amount payable thereon in the event of acceleration or the amount provable in bankruptcy), or reduce any amount payable on redemption thereof, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or impair or affect the right of any Securityholder to institute suit for payment thereof, or (ii) reduce the aforesaid percentage of Securities the holders of which are required to consent to any such amendment to this Indenture, provided, however, that if the Securities are held by ServisFirst Capital Trust II, such amendment shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such amendment; provided, further, that if the consent of the holder of each outstanding Security is required, such amendment shall not be effective until each holder of the Trust Securities shall have consented to such amendment.

Upon the request of the Company accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture affecting such amendment, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company, setting forth in general terms the substance of such supplemental indenture, to the Securityholders as their names and addresses appear upon the Security Register.  Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

It shall not be necessary for the consent of the Securityholders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 9.3        Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.4        Notation on Securities.

Securities authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article IX may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture.  If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities then outstanding.

Section 9.5        Evidence of Compliance of Supplemental Indenture to be Furnished Trustee.

The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

ARTICLE X

CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 10.1      Company May Consolidate, etc., on Certain Terms.

Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company, as the case may be), or successive consolidations or mergers in which the Company, as the case may be, or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Company, as the case may be, or its successor or successors as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company, as the case may be, or its successor or successors) authorized to acquire and operate the same; provided, that (a) the Company is the surviving Person or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, conveyance, transfer or lease of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and (b) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of (and premium, if any) and interest on the Securities according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Company shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) satisfactory in form to the Trustee, and executed and delivered to the Trustee by the Person formed by such consolidation, or into which the Company, as the case may be, shall have been merged, or by the Person which shall have acquired such property, and (c) after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Default or Event of Default shall have occurred and be continuing.

Section 10.2      Successor Corporation to be Substituted for Company.

In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities.  Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of ServisFirst Bancshares, Inc., any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose.  All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

Section 10.3      Opinion of Counsel to be Given Trustee.

The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or lease, and any assumption, permitted or required by the terms of this Article X complies with the provisions of this Article X.

ARTICLE XI

SATISFACTION AND DISCHARGE OF INDENTURE

Section 11.1      Discharge of Indenture.

When (a) the Company shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.8) and not theretofore cancelled, or (b) all the Securities not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for prepayment within one year under arrangements satisfactory to the Trustee for the giving of notice of prepayment, and the Company shall deposit or cause to be deposited with the Trustee, in trust, funds sufficient to pay on the Stated Maturity or upon prepayment all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.8) not theretofore cancelled or delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to the Stated Maturity or prepayment date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal (or premium, if any) or interest on the Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 11.4, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.2, 2.7, 2.8, 3.1, 3.2, 3.4, 6.6, 6.10, 11.2 and 11.4 hereof shall survive until such Securities shall mature and be paid.  Thereafter, Sections 6.6, 6.10 and 11.4 shall survive, and the Trustee, on demand of the Company accompanied by any Officers’ Certificate and an Opinion of Counsel to the effect that all conditions to the satisfaction and discharge of this Indenture have been satisfied and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

Section 11.2      Deposited Moneys and U.S. Government Obligations to be Held in Trust by Trustee.

Subject to the provisions of Section 11.4, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Sections 11.1 or 11.5 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys or U.S.  Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

The Company shall pay and indemnify the Trustee and its officers, directors, agents and employees against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.5 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Securities.

Section 11.3      Paying Agent to Repay Moneys Held.

Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon written demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

Section 11.4      Return of Unclaimed Moneys.

Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of or premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders of Securities for two years after the date upon which the principal of or premium, if any, or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on written demand; and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

Section 11.5      Defeasance Upon Deposit of Moneys or U.S. Government Obligations.

The Company shall be deemed to have been Discharged (as defined below) from its respective obligations with respect to the Securities on the 91st day after the applicable conditions set forth below have been satisfied with respect to the Securities at any time after the applicable conditions set forth below have been satisfied:

(a)           The Company shall have deposited or caused to be deposited irrevocably with the Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of independent public accountants registered with the PCAOB expressed in a written certification thereof delivered to the Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal of and interest and premium, if any, on the outstanding Securities on the dates such installments of principal, premium or interest are due;

(b)           if the Securities are then listed on any national securities exchange, the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section 11.5 would not cause such Securities to be delisted from such exchange;

(c)           no Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit;

(d)           the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that holders of the Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of the exercise of the option under this Section 11.5 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and such opinion shall be accompanied by a private letter ruling to that effect received from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service; and

(e)           the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Officers’ Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

“Discharged” means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and to have satisfied all the obligations under this Indenture relating to the Securities (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of holders of Securities to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest and premium, if any, on the Securities when such payments are due; (B) the Company’s obligations with respect to the Securities under Sections 2.7, 2.8, 5.2 and 11.4; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

“Defeasance Agent” means another financial institution which is eligible to act as Trustee hereunder and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act hereunder.  In the event such a Defeasance Agent is appointed pursuant to this Section, the following conditions shall apply:

(a)           The Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent’s rights and responsibilities; and

(b)           The Defeasance Agent shall provide verification to the Trustee acknowledging receipt of sufficient money and/or U.S. Government Obligations to meet the applicable conditions set forth in this Section 11.5.

Section 11.6      Reinstatement.

If the Trustee or any Defeasance Agent is unable to apply any money in accordance with Section 11.5 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company’s obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.5 until such time as the Trustee or any Defeasance Agent is permitted to apply all such money in accordance with Section 11.5.

ARTICLE XII

IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
OFFICERS AND DIRECTORS

Section 12.1      Indenture and Securities Solely Corporate Obligations.

No recourse for the payment of the principal of or premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person to the Company, either directly or through the Company any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

ARTICLE XIII

MISCELLANEOUS PROVISIONS

Section 13.1      Successors.

All the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

Section 13.2      Official Acts by Successor Corporation.

Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

Section 13.3      Surrender of Company Powers.

The Company by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company, and thereupon such power so surrendered shall terminate both as to the Company, as the case may be, and as to any successor Person.

Section 13.4      Address for Notices, etc.

Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee for the purpose) to the Company, 3300 Cahaba Road, Suite 300, Birmingham, Alabama 35223 Attention: Thomas A. Broughton III.  Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Principal Office of the Trustee, (unless another address is provided by the Trustee to the Company for the purpose).  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, and mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Section 13.5      Governing Law.

This Indenture and each Security shall be deemed to be a contract made under the laws of the State of Delaware, and for all purposes shall be governed by and construed in accordance with the laws of said State, without regard to conflicts of laws principles thereof.

Section 13.6      Evidence of Compliance with Conditions Precedent.

(a)           Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

(b)           Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Section 13.7      Business Days.

In any case where the date of payment of principal of or premium, if any, or interest on the Securities will not be a Business Day, the payment of such principal of or premium, if any, or interest on the Securities need not be made on such date but shall be made on the next succeeding Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date.

Section 13.8      Table of Contents, Headings, etc.

The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 13.9      Execution in Counterparts.

This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 13.10    Separability.

In case any one or more of the provisions contained in this Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Securities, but this Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 13.11    Assignment.

The Company will have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company, as the case may be, will remain liable for all such obligations.  Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns.  This Indenture may not otherwise be assigned by the parties hereto.

Section 13.12    Acknowledgment of Rights.

The Company acknowledges that, with respect to any Securities held by ServisFirst Capital Trust II or a trustee of such trust, if the Property Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the Securities held as the assets of ServisFirst Capital Trust II any holder of Preferred Securities may institute legal proceedings directly against the Company to enforce such Property Trustee’s rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other Person.  Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay principal of or premium, if any, or interest on the Securities when due, the Company acknowledges that a holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or premium, if any, or interest on the Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Securities.

ARTICLE XIV

PREPAYMENT OF SECURITIES

Section 14.1      Prepayment.

If a Special Event has occurred and is continuing, then the Company shall have the right upon (i) not less than 45 days written notice to the Trustee and (ii) not less than 30 days nor more than 60 days written notice to the Securityholders, to prepay the Securities, in whole (but not in part), at any time within 90 days following the occurrence of such Special Event, at the Prepayment Price.  The Prepayment Price shall be paid prior to 12:00 noon, New York City time, on the date of such prepayment or such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Prepayment Price by 10:00 a.m., New York City time, on the date such Prepayment Price is to be paid.

Section 14.2      [Reserved.]

Section 14.3      No Sinking Fund.

The Securities are not entitled to the benefit of any sinking fund.

Section 14.4      Notice of Prepayment.

In case the Company shall desire to exercise the right to prepay all of the Securities in accordance with their terms, which shall be done pursuant to a Board Resolution, it shall fix a date for prepayment and shall mail a notice of such prepayment at least 30 and not more than 60 days prior to the date fixed for prepayment to the holders of Securities so to be prepaid as a whole or in part at their last addresses as the same appear on the Security Register.  Such mailing shall be by first class mail.  The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.  In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security designated for prepayment as a whole or in part shall not affect the validity of the proceedings for the prepayment of any other Security.

Each such notice of prepayment shall specify the CUSIP number of the Securities to be prepaid, the date fixed for prepayment, the prepayment price at which the Securities are to be prepaid (or the method by which such prepayment price is to be calculated), the place or places of payment that payment will be made upon presentation and surrender of the Securities, that interest accrued to the date fixed for prepayment will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be prepaid will cease to accrue.  If less than all the Securities are to be prepaid the notice of prepayment shall specify the numbers of the Securities to be prepaid.

In the event the Securities are issued in book-entry form with the Depositary: (i) the Trustee may deal with the Depositary as the authorized representative of the Securityholders; (ii) the rights of the Securityholders shall be exercised only through the Depositary and shall be limited to those established by law and agreement between the Securityholders and the Depositary and/or direct participants of the Depositary; (iii) the Depositary will make book-entry transfers among the direct participants of the Depositary and will receive and transmit distributions of principal and interest on the Securities to such direct participants; and (iv) the direct participants of the Depositary shall have no rights under this Indenture under or with respect to any of the Securities held on their behalf by the Depositary, and the Depositary may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Securities for all purposes whatsoever.

Prior to 10:00 a.m., New York City time, on the prepayment date specified in the notice of prepayment given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to prepay on the prepayment date all the Securities so called for prepayment at the appropriate Prepayment Price, together with accrued interest to the date fixed for prepayment.

The Company will give the Trustee written notice not less than 45 days prior to the prepayment date as to the aggregate principal amount of Securities to be prepaid.

If less than all the Securities of any series are to be prepaid, the particular Securities to be prepaid shall be selected, not more than 60 days prior to the date of prepayment, by the Trustee from the Outstanding Securities not previously called for prepayment, on a pro rata basis or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for prepayment of a portion of the principal amount of any Security, provided that the remaining portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security, or, if the Securities are then held in the form of a Global Security, in accordance with the customary procedures for the Depositary.

The Trustee shall promptly notify the Company in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed.  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed.

Section 14.5          Payment of Securities Called for Prepayment.

If notice of prepayment has been given as provided in Section 14.4, the Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Prepayment Price, together with interest accrued, if any, to the date fixed for prepayment (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the prepayment date), and on and after said date (unless the Company shall default in the payment of such Securities at the Prepayment Price, together with interest, if any, accrued to said date) interest on the Securities so called for prepayment shall cease to accrue.  On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities shall be paid and prepaid by the Company at the applicable Prepayment Price, together with interest accrued thereon to the date fixed for prepayment (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the prepayment date).

ARTICLE XV

SUBORDINATION OF SECURITIES

Section 15.1          Agreement to Subordinate.

The Company covenants and agrees, and each holder of Securities issued hereunder likewise covenants and agrees, that the Securities shall be issued subject to the provisions of this Article XV; and each holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

The payment by the Company of the principal of and premium, if any, and interest on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all amounts with respect to Senior Debt, whether outstanding at the date of this Indenture or thereafter incurred.

No provision of this Article XV shall prevent the occurrence of any Default or Event of Default hereunder.

Section 15.2          Default on Senior Debt.

In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Debt, or in the event that the maturity of any Senior Debt has been accelerated because of a default, then, in either case, no payment shall be made by the Company with respect to the principal (including prepayments) of or premium, if any, or interest on the Securities.

In the event of the acceleration of the maturity of the Securities, then no payment shall be made by the Company with respect to the principal (including prepayments) of or premium, if any, or interest on the Securities until the holders of all Senior Debt outstanding at the time of such acceleration shall receive payment in full of all amounts due in respect of such Senior Debt (including any amounts due upon acceleration).

In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 15.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, but only to the extent of the amounts due in respect of such Senior Debt and only to the extent that the holders of the Senior Debt (or their representative or representatives or a trustee) notify the Trustee in writing, within 90 days of such payment, of the amounts then due and owing on such Senior Debt and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Senior Debt.

Section 15.3          Liquidation; Dissolution; Bankruptcy.

Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Senior Debt of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal (and premium, if any) or interest on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Securityholders or the Trustee would be entitled to receive from the Company, except for the provisions of this Article XV, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Debt of the Company (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Debt in full, in money or money’s worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt, before any payment or distribution is made to the Securityholders or to the Trustee.

In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Debt is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Debt or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all amounts due in respect of such Senior Debt in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Debt.

For purposes of this Article XV, the words “cash, property or securities” shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Securities to the payment of Senior Debt that may at the time be outstanding, provided that (i) such Senior Debt is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Debt are not, without the consent of such holders, altered by such reorganization or readjustment.  The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale, conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article X of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 15.3 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions stated in Article X of this Indenture.  Nothing in Section 15.2 or in this Section 15.3 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6 of this Indenture.

Section 15.4          Subrogation.

Subject to the payment in full of all amounts due in respect of Senior Debt, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Debt of any cash, property or securities to which the Securityholders or the Trustee would be entitled except for the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Debt by Securityholders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Debt of the Company, and the holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Debt.  It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Debt, on the other hand.

Nothing contained in this Article XV or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt of the Company, and the holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Company, as the case may be, other than the holders of Senior Debt of the Company, as the case may be, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XV of the holders of such Senior Debt in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee, subject to the provisions of Article VI of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Debt and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

Section 15.5          Trustee to Effectuate Subordination.

Each Securityholder by such Securityholder’s acceptance thereof authorizes and directs the Trustee on such Securityholder’s behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XV and appoints the Trustee such Securityholder’s attorney-in-fact for any and all such purposes.

Section 15.6          Notice by the Company.

The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XV.  Notwithstanding the provisions of this Article XV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XV, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Debt or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 15.6 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

The Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt of the Company, as the case may be (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Senior Debt or a trustee on behalf of any such holder or holders.  In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Debt to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee and the Securityholders shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

Section 15.7          Rights of the Trustee; Holders of Senior Debt.

The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XV in respect of any Senior Debt at any time held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

With respect to the holders of Senior Debt of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of such Senior Debt shall be read into this Indenture against the Trustee.  The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Debt and, subject to the provisions of Article VI of this Indenture, the Trustee shall not be liable to any holder of such Senior Debt if it shall pay over or deliver to Securityholders, the Company or any other Person money or assets to which any holder of such Senior Debt shall be entitled by virtue of this Article XV or otherwise.

Nothing in this Article XV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

Section 15.8          Subordination May Not Be Impaired.

No right of any present or future holder of any Senior Debt of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Securities to the holders of such Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Debt, or otherwise amend or supplement in any manner such Senior Debt or any instrument evidencing the same or any agreement under which such Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Debt; (iii) release any Person liable in any manner for the collection of such Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

ARTICLE XVI

EXTENSION OF INTEREST PAYMENT PERIOD

Section 16.1          Extension of Interest Payment Period.

(a)           So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time and from time to time during the term of the Securities, to defer payments of interest by extending the interest payment period of such Securities for a period not exceeding 20 consecutive quarterly periods, including the first such quarterly period during such extension period (the “Extension Period”), during which Extension Period no interest shall be due and payable; provided that no Extension Period may extend beyond the Stated Maturity.  To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 16.1, will bear interest thereon at the Coupon Rate compounded quarterly for each quarterly period of the Extension Period (“Compounded Interest”).  At the end of the Extension Period, the Company shall pay all interest accrued and unpaid on the Securities, including any Additional Sums and Compounded Interest (together, “Deferred Interest”) that shall be payable to the holders of the Securities in whose names the Securities are registered in the Security Register on the first record date after the end of the Extension Period.

(b)           Before the termination of any Extension Period, the Company may further defer payments of interest by further extending such period, provided that such period, together with all such previous and further extensions within such Extension Period, shall not exceed 20 consecutive quarterly periods, including the first such quarterly period during such Extension Period, or extend beyond the Stated Maturity of the Securities.  Upon the termination of any Extension Period and the payment of all Deferred Interest then due, the Company may elect to commence a new Extension Period, subject to the foregoing requirements.  No interest shall be due and payable during an Extension Period, except at the end thereof, but the Company may prepay at any time all or any portion of the interest accrued during an Extension Period.

Section 16.2          Notice of Extension.

(a)           If the Property Trustee is the only registered holder of the Securities at the time the Company selects an Extension Period, the Company shall give written notice to the Administrative Trustees, the Property Trustee and the Trustee of its selection of such Extension Period at least five Business Days before the earlier of (i) the next succeeding date on which distributions on the Trust Securities issued by ServisFirst Capital Trust II would have been payable except for such election, or (ii) the date the Administrative Trustees are required to give notice of the record date, or the date such Distributions are payable, to any national securities exchange or to holders of the Preferred Securities issued by ServisFirst Capital Trust II, but in any event at least five Business Days before such record date.

(b)           If the Property Trustee is not the only holder of the Securities at the time the Company selects an Extension Period, the Company shall give the holders of the Securities and the Trustee written notice of its selection of such Extension Period at least 10 Business Days before the earlier of (i) the next succeeding Interest Payment Date, or (ii) the date the Company is required to give notice of the record or payment date of such interest payment to any national securities exchange.

(c)           The quarterly period in which any notice is given pursuant to paragraphs (a) or (b) of this Section 16.2 shall be counted as one of the 20 quarterly periods permitted in the maximum Extension Period permitted under Section 16.1.  There is no limitation on the number of times that the Company may elect to begin an Extension Period.

ARTICLE XVII

MANDATORY AND OPTION CONVERSION OF SECURITIES

Section 17.1          Mandatory Conversion.

(a)           To the extent not previously prepaid pursuant to Article XIV above or converted into shares of Conversion Stock pursuant to Section 17.2 below, all Securities will automatically and mandatorily convert into shares of Company Common Stock on the Mandatory Conversion Date at the Conversion Price.

(b)           In order to effect such mandatory conversion, upon delivery of the Preferred Securities then issued and outstanding to the Trustee by the Conversion Agent on the Mandatory Conversion Date, as provided for in Section 5(a) of Annex I to the Trust Agreement, the Trustee shall issue Securities in exchange for such Preferred Securities and shall thereupon convert such Securities into Company Common Stock at the Conversion Price and deliver such Conversion Stock to the Conversion Agent.  The Conversion Agent shall thereupon distribute such Conversion Stock as provided for in Section 5(a)(ii) of Annex I to the Trust Agreement, together with any accrued but unpaid Distributions through and including the Mandatory Conversion Date subject to any necessary regulatory approvals.

(c)           The Company’s delivery upon conversion of the appropriate number of shares of Conversion Stock (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company’s obligation to pay the principal amount at maturity of the portion of Securities so converted and any unpaid interest accrued on such Securities at the time of such conversion.

(d)           No fractional shares of Company Common Stock shall be issued as a result of conversion, but in lieu thereof, such fractional interest shall be paid in cash (calculated by multiplying the fractional interest by the Conversion Price), and the Conversion Agent in turn shall make such payment to the Securityholder or the holder of the Preferred Securities so converted.

Section 17.2          Conversion at Holder’s Option.

(a)           Subject to and upon compliance with the provisions of this Article XVII, the Securities are convertible, at the option of the Securityholder, at any time on or before the close of business on the Business Day immediately preceding the later to occur of (i) the Mandatory Conversion Date and (ii) the date of repayment of such Debentures, whether at maturity or upon redemption, into fully paid and nonassessable shares of Company Common Stock at an initial conversion ratio of 40 shares of Company Common Stock per $1,000 principal amount of Securities, representing a conversion price of $25.00 per share of Conversion Stock issued, subject to adjustment as provided in Section 17.3 below (as so adjusted, the “Conversion Price”);  provided, however, that a Holder of Securities surrendering less than all Securities held by such Holder for conversion must surrender such Securities in increments of $5,000 in principal amount of Securities or any integral multiple thereof.  In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day immediately preceding the corresponding redemption date, unless the Company defaults in making the payment due upon redemption.

(b)           A Holder desiring to effect such a voluntary conversion must submit to the Conversion Agent an irrevocable request to convert Securities on behalf of such Holder (a “Conversion Request”), together with (if the Securities are held in certificated form) the certificate(s) representing the Securities to be converted.  As long as Wilmington Trust Company, as the Property Trustee, is the holder of the Debentures, no request need be submitted.  The Conversion Request shall be in the form contained in the certificates representing Securities or otherwise prescribed by the Conversion Agent.  In addition, a holder of Preferred Securities may exercise its right under the Trust Agreement to exchange such Preferred Securities for Securities which shall be converted into Company Common Stock by delivering to the Conversion Agent an irrevocable Conversion Request setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security for a portion of the Securities held by the Trust (at an exchange rate of $1,000 principal amount of Securities for each Preferred Security), and (ii) to immediately convert such Securities, on behalf of such Securityholder, into Company Common Stock pursuant to this Section 17.2 and, if such Preferred Securities are in certificate form, surrendering such Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Preferred Securities are outstanding, the Trust shall not convert any Securities except pursuant to a Conversion Request delivered to the Conversion Agent by a holder of Preferred Securities or as provided in Section 17.1 above.

(c)           Upon receipt of a properly completed and executed Conversion Request, the Trustee shall issue (if applicable) Securities in exchange for such Preferred Securities and shall thereupon convert such Securities into Company Common Stock at the Conversion Price and deliver such Conversion Stock to the Conversion Agent.  The Conversion Agent shall thereupon distribute such Conversion Stock as provided for in Section 5(b)(iii) of Annex I to the Trust Agreement, together with any accrued but unpaid Distributions to the extent required under the Trust Agreement.

(d)           Interest accruing between Interest Payment Dates shall not be paid on Securities that are converted pursuant to this Section 17.2, nor shall any payment, allowance or adjustment be made for accumulated and unpaid interest, whether or not in arrears, on converted Securities, except that if any Security is converted on or after a record date for payment of interest thereon and prior to the related Interest Payment Date, the amount of the interest payable on the related Interest Payment Date with respect to such Preferred Security shall be paid by the converting Holder to the Company prior to such Holder’s receipt of Conversion Stock and the interest payable on the related Interest Payment Date with respect to such Security shall be distributed to the Holder on such record date, despite such conversion. The Company shall make no payment or allowance for distributions on the shares of Conversion Stock issued upon such conversion, except to the extent that such shares of Conversion Stock are held of record on the record date for any such distributions and except as provided in Section 17.3 hereof. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Conversion Request relating to such Securities is received by the Trustee in accordance with the foregoing provisions of this Section 17.2 (the “Conversion Date”). The Person or Persons entitled to receive the Conversion Stock shall be treated for all purposes as the record holder or holders of such Conversion Stock at such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Conversion Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same herein, unless otherwise directed by the Holder in the Conversion Request, and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

(e)           The Company’s delivery upon conversion of the appropriate number of shares of Conversion Stock (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company’s obligation to pay the principal amount at maturity of the portion of Securities so converted and any unpaid interest accrued on such Securities at the time of such conversion.

(f)           No fractional shares of Company Common Stock shall be issued as a result of conversion, but in lieu thereof, such fractional interest shall be paid in cash (based on the Conversion Price), and the Conversion Agent in turn shall make such payment to the Securityholder or the holder of the Preferred Securities so converted.

(g)           In the event of the conversion of any Security in part only, a new Security or Securities for the unconverted portion thereof shall be issued in the name of the Securityholder thereof upon the cancellation thereof.

(h)           All shares of Company Common Stock issued as Conversion Stock shall be duly authorized, validly issued, fully paid and nonassessable. The Company shall at all times reserve and keep available out of its authorized and unissued Company Common Stock, solely for issuance upon the conversion of the Securities, free from any preemptive or other similar rights, such number of shares of Company Common Stock as shall from time to time be issuable upon the conversion of all of the Securities then outstanding. Notwithstanding the foregoing sentence, the Company shall be entitled to deliver, upon conversion of Securities, shares of Common Stock reacquired and held in the treasury of the Company (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances.

(i)           In effecting the conversion transactions described in this Section 17.2, the Conversion Agent is acting as agent of the holders of Preferred Securities (in the exchange of Preferred Securities for Securities) and as agent of the Securityholders (in the conversion of Securities into Conversion Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Preferred Securities for Securities held by the Trust from time to time in connection with the conversion of such Preferred Securities in accordance with this Article XVII, and (ii) to convert all or a portion of the Securities into Company Common Stock and thereupon to deliver such shares of Conversion Stock in accordance with the provisions of this Article XVII and to deliver to the Trust a new Security or Securities for any resulting unconverted principal amount.

Section 17.3          Adjustments to Conversion Price.

The Conversion Price shall be subject to adjustment (without duplication) from time to time as follows:

(a)           In case the Company shall, while any of the Securities are outstanding, (i) pay a dividend or make a distribution with respect to Company Common Stock in shares of Company Common Stock, (ii) subdivide its outstanding shares of Company Common Stock, (iii) combine its outstanding shares of Company Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Company Common Stock any shares of capital stock of the Company, then the Conversion Price in effect immediately prior to such action shall be adjusted so that the holders of any Securities thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which they would have owned immediately following such action had such Securities been converted immediately prior thereto. An adjustment made pursuant to this Section 17.3(a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this Section 17.3(a), the holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution filed with the Indenture Trustee) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes or series of capital stock.

(b)           In case the Company shall, while any of the Securities are outstanding, issue rights or warrants to all holders of Company Common Stock entitling them (for a period expiring within 45 days after the record date mentioned in this Section 17.3(b)) to subscribe for or purchase shares of Company Common Stock at a price per share less than the Current Market Price (as defined below) per share of Company Common Stock on such record date, then the Conversion Price for the Securities shall be adjusted based on the ratio determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Company Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Company Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Company Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants. For the purposes of this Section 17.3(b), the number of shares of Company Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of the shares of Company Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this Section 17.3 (b) in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

(c)           Subject to the last sentence of this Section 17.3(c), in case the Company shall, by dividend or otherwise, distribute to all holders of Company Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights or warrants referred to in Section 17.3(b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in Section 17.3(a)), then the Conversion Price shall be increased based upon the ratio determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price increase contemplated by this Section 17.3(c) by a fraction, the numerator or which shall be the Current Market Price per share of Company Common Stock on the date fixed for the payment of such distribution (the “Reference Date”), and the denominator of which shall be the Current Market Price per share of the Company Common Stock on the Reference Date less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Company Common Stock, such increase to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 17.3(c) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price per share of Company Common Stock. For purposes of this Section 17.3(c), any dividend or distribution that includes shares of Company Common Stock or rights or warrants to subscribe for or purchase shares of Company Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Company Common Stock or such rights or warrants (making any Conversion Price increase required by this Section 17.3(c)) immediately followed by (2) a dividend or distribution of such shares of Company Common Stock or such rights or warrants (making any further Conversion Price increase required by Section 17.3(a) or 17.3(b)), except (A) the Reference Date of such dividend or distribution as defined in this Section 17.3(c) shall be substituted as (x) the record date in the case of a dividend or other distribution, and (y) the record date for the determination of shareholders entitled to receive such rights or warrants, and (c) the date fixed for such determination within the meaning of Sections 17.3(a) and 17.3(b), and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the Conversion Price in Section 17.3(a).

(d)           In case the Company shall pay or make a dividend or other distribution on Company Common Stock exclusively in cash (excluding all cash dividends paid out of the retained earnings of the Company), then the Conversion Price shall be increased based upon the ratio determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price increase contemplated by this Section 17.3(d) by a fraction, the numerator of which shall be the Current Market Price per share of Company Common Stock, and the denominator of which shall be the Current Market Price per share of Company Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed and not excluded as provided applicable to one share of Company Common Stock on the date fixed for the payment of such distribution, such increase to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Company Common Stock is equal to or greater than the Current Market Price per share of Company Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Securityholder shall have the right to receive upon conversion the amount of cash such Securityholder would have received had such Securityholder converted each Security immediately prior to the record date for the distribution of the cash. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

(e)           In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any subsidiary of the Company for all or any portion of the Company Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such subsidiary of consideration per share of Company Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) at the last time (the “Expiration Time”) tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds 110% of the Current Market Price per share of Company Common Stock on the Trading Day (as defined in Section 17.7(b)) next succeeding the Expiration Time, then the Conversion Price shall be increased based upon the ratio determined by multiplying the Conversion Ratio in effect immediately prior to the effectiveness of the Conversion Ratio increase contemplated by this Section 17.3(e) by a fraction, the numerator of which shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the Purchased Shares), and (y) the product of the number of shares of Company Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per share of Company Common Stock on the Trading Day next succeeding the Expiration Time, and the denominator of which shall be the number of shares of Company Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Current Market Price per share of Company Common Stock on the Trading Day next succeeding the Expiration Time, such increase to become effective immediately prior to the opening of business on the day following the Expiration Time.

(f)           For the purpose of any computation under Sections 17.3(b), (c), (d) or (e), the Current Market Price per share of Company Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices (as defined in Section 17.7) for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than the earlier of the day in question or, if applicable, the day before the ex date (defined below) with respect to the issuance or distribution requiring such computation; provided, however, that if another event occurs that would require an adjustment pursuant to Sections 17.3(a) through (e), inclusive, the Board of Directors may make such adjustments to the Closing Prices during such five-Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this Section 17.3, in which case any such determination by the Board of Directors shall be set forth in a Board Resolution and shall be conclusive. For purposes of this Section 17.3(f), the term ex date, (i) when used with respect to any issuance or distribution, means the first date on which the Company Common Stock trades regular way in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, and (ii) when used with respect to any tender or exchange offer, means the first date on which the Company Common Stock trades regular way in such market after the Expiration Time of such offer.

(g)           The Company may make such decreases in the Conversion Price, in addition to those required by Sections (a) through (e), as it considers to be advisable to avoid or diminish any income tax to holders of Company Common Stock or rights to purchase Company Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may decrease the Conversion Price by any amount for any period of time if the period is at least 20 days, the decrease is irrevocable during the period, and the Board of Directors shall have made a determination that such decrease would be in the best interest of the Company, which determination shall be conclusive. Whenever the Conversion Price is decreased pursuant to the preceding sentence, the Company shall mail to Securityholders of record a notice of the decrease at least fifteen days prior to the date the increased Conversion Price takes effect, and such notice shall state the increased Conversion Price and the period it shall be in effect.

(h)           No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this Section 17.3(h) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required. The adjusted Conversion Price will be rounded to two decimal places.

(i)           If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Securityholders.

Section 17.4          Reclassification, Consolidation, Merger or Sale Of Assets.

In the event that the Company shall be a party to any transaction, including without limitation (a) any recapitalization or reclassification of the Company Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Company Common Stock), (b) any consolidation of the Company with, or merger of the Company into any other Person, any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (c) any sale, transfer or lease of all or substantially all of the assets of the Company, or (d) any compulsory share exchange, in each case pursuant to which the Company Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the holder of each Security then outstanding shall have the right thereafter to convert each Security only into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Company Common Stock into which such Security could have been converted immediately prior to such transaction.

The Company or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquires the shares of the Company, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constitution document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XVII. The above provisions shall similarly apply to successive transactions of the foregoing type.

Section 17.5          Notice of Adjustments of Conversion Price.

Whenever the Conversion Price is adjusted as herein provided:

(a)           The Company shall compute the adjusted or readjusted Conversion Price and shall prepare an Officers’ Certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent and the transfer agent for the Preferred Securities and the Securities; and

(b)           a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Ratio shall as soon as practicable be mailed by the Company to all record holders of Preferred Securities and Securities at their last addresses as they appear upon the Securities Register of the Trust (as defined in the Trust Agreement) and the Security Register of the Company.

Section 17.6          Prior Notice of Certain Events.

In case:

(a)           the Company shall (i) declare any dividend (or any other distribution) on Company Common Stock, other than (A) a dividend payable in shares of Company Common Stock, or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 17.3(c) or (d), or (ii) authorize a tender or exchange offer that would require an adjustment pursuant to Section 17.3(e);

(b)           the Company shall authorize the granting to all holders of Company Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

(c)           of any reclassification of Company Common Stock (other than a subdivision or combination of the outstanding Company Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company shall be required, or the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Company Common Stock is converted into other securities, cash or other property; or

(d)           of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall (1) if any Preferred Securities are outstanding, cause to be filed with the transfer agent for the Preferred Securities, and shall cause to be mailed to the holders of record of the Preferred Securities, at their last addresses as they shall appear upon the Securities Register of the Trust (as defined in the Trust Agreement), or (2) shall cause to be mailed to all Securityholders at their last addresses as they shall appear in the Security Register, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Company Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Company Common Stock of record shall be entitled to exchange their shares of Company Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

Section 17.7          Certain Defined Terms.

The following definitions shall apply to terms used in this Article XVII:

(a)           “Closing Price” of any security on any day means the last reported sale price for such security on such day or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day of such security, in either case as reported on the principal quotation system or securities exchange on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any Nasdaq member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

(b)           “Trading Day” means a day on which securities are traded on the national securities exchange or quotation system used to determine the Closing Price or, if the Closing Price is determined based upon one of the other permitted methods in Section 17.7(a), a day on which securities are traded on the Nasdaq Global Market.

Section 17.8           Dividend or Interest Reinvestment Plans.

Notwithstanding the foregoing provisions, the issuance of any shares of Company Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Company Common Stock under any such plan, and the issuance of any shares of Company Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Securities were first issued, shall not be deemed to constitute an issuance of Company Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above shall apply. There also shall be no adjustment of the Conversion Price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Article XVII.

Section 17.9          Certain Additional Rights.

In case the Company shall, by dividend or otherwise, declare or make a distribution on Company Common Stock referred to in Section 17.3(c) or (d) (including, without limitation, dividends or distributions referred to in the last sentence of Section 17.3(c)), then the Securityholders, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution, also shall be entitled to receive for each share of Company Common Stock into which the Securities are converted, the portion of the shares of Company Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Company Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a Board Resolution) with respect to all Securityholders so converting, the Company may, in lieu of distributing to such Securityholder any portion of such distribution not consisting of cash or securities of the Company, pay such Securityholder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution). If any conversion of Securities described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Company Common Stock which the Securityholders so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a Board Resolution) to distribute to such Securityholder a due bill for the shares of Company Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Securityholder is so entitled, provided, that such due bill (i) meets any applicable requirements of the principal national securities quotation system or other market in, on or by which the Company Common Stock is then traded, listed or quoted, and (ii) requires payment or delivery of such shares of Company Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Company Common Stock receiving such distribution.

Section 17.10        Trustee Not Responsible for Determining Conversion Price or Adjustments.

Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Securityholder or holder of Preferred Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Company Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Company Common Stock or stock certificates or other securities or property upon the surrender of any Security or Preferred Security for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Company contained in Article III or this Article XVII.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

SERVISFIRST BANCSHARES, INC.

By:	/s/ Thomas A. Broughton III
Thomas A. Broughton III
Title:	President and Chief Executive Officer

WILMINGTON TRUST COMPANY,
as Trustee

By	/s/ Christopher J. Slaybaugh
Authorized Officer

EXHIBIT A

(FORM OF FACE OF SECURITY)

THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY APPLICABLE STATE SECURITIES LAW.  THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR RESALE IN CONNECTION WITH THE DISTRIBUTION THEREOF.  NO DISPOSITION OF THIS SECURITY MAY BE MADE IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) PURSUANT TO AN EXEMPTION FROM OR A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAW.

[Certificated Securities Legend]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

[Global Securities Legend]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITORY”) OR A NOMINEE OF THE DEPOSITORY.  THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO SERVISFIRST BANCSHARES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OR PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

[If the security is issued upon dissolution of ServisFirst Capital
Trust II pursuant to Section 2.5 of the Indenture, insert: ]

EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF Section 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION D THEREUNDER OR ANOTHER AVAILABLE EXEMPTION.  EACH HOLDER OF THIS SECURITY REPRESENTS TO SERVISFIRST BANCSHARES, INC. THAT (A) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY (WITHOUT THE CONSENT OF SERVISFIRST BANCSHARES, INC.) OTHER THAN (I) TO SERVISFIRST BANCSHARES, INC., (II) IN THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION COMPLYING WITH THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (III) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, (IV) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT SUBJECT IN THE CASE OF CLAUSE (II), (III) OR (IV) TO THE RECEIPT BY THE REGISTRAR (AND SERVISFIRST BANCSHARES, INC., IF IT SO REQUESTS) OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO SERVISFIRST BANCSHARES, INC. THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND THAT (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).

No.	CUSIP No.

SERVISFIRST BANCSHARES, INC.
6.0% JUNIOR SUBORDINATED MANDATORY CONVERTIBLE DEFERRABLE
INTEREST DEBENTURE
DUE MARCH 15, 2040

ServisFirst Bancshares, Inc., a Delaware corporation (the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________, or registered assigns, the principal sum of $__________ Dollars on March 15, 2040 (the “Stated Maturity”), unless previously prepaid, and to pay interest on the outstanding principal amount hereof from ___________, 20__, or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on June 15, September 15, December 15 and March 15 of each year (each such date, an “Interest Payment Date”), commencing June 15, 2010, until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly.  The amount of interest payable on any Interest Payment Date shall be computed on the basis of the actual number of days elapsed over a 360-day year of twelve 30-day months.  In the event that any date on which the principal of (or premium, if any) or interest on this Security is payable is not a Business Day, then payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date.

This Security will bear interest during the Interest Period at the rate of 6.0% per annum during its term from the Issue Date and ending on March 15, 2040.

The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the fifteenth day (whether or not a Business Day) next preceding the relevant Interest Payment Date.  Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The principal of (and premium, if any) and interest on this Security shall be payable at the office or agency of the Property Trustee (or other paying agent appointed by the Company) maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, payment of interest may be made at the option of the Company by (i) check mailed to the holder at such address as shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date; provided that if this Security is in global form, the interest hereon shall be made in immediately available funds.  Notwithstanding the foregoing, so long as the Holder of this Security is the Property Trustee, the payment of the principal of (and premium, if any) and interest on this Security will be made at such place and to such account as may be designated by the Property Trustee.

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto.  Each holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes.  Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Security are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company, under its corporate seal, has caused this instrument to be executed.

Dated:

SERVISFIRST BANCSHARES, INC.

By:
Thomas A. Broughton III
Its: President and CEO
Attest:

By:
William M. Foshee
Secretary

[SEAL]

(FORM OF CERTIFICATE OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY,
as Trustee

By:
Authorized Officer

[SEAL]

(FORM OF REVERSE OF SECURITY)

This Security is one of the Securities of the Company (herein sometimes referred to as the “Securities”), specified in the Indenture, all issued or to be issued under and pursuant to an Indenture, dated as of March 15, 2010 (the “Indenture”), duly executed and delivered between the Company and Wilmington Trust Company, as Trustee (the “Trustee”), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities.

Upon the occurrence and continuation of a Special Event, the Company shall have the right to prepay this Security in whole (but not in part) at the Prepayment Price.

 “Prepayment Price” means, with respect to any prepayment of the Securities, an amount in cash equal to 100% of the principal amount of the Securities to be prepaid, plus accrued and unpaid interest thereon, including Compounded Interest and Additional Sums, if any, to the date of such prepayment.

The Prepayment Price shall be paid prior to 12:00 noon, New York City time, on the date of such prepayment, provided, that the Company shall deposit with the Trustee an amount sufficient to pay the Prepayment Price by 10:00 a.m., New York City time, on the date the Prepayment Price is to be paid.  Any prepayment pursuant to this paragraph will be made upon not less than 30 days’ nor more than 60 days’ notice.

Any Securityholder has the right, exercisable at any time after issuance, and on or before the close of business on the Business Day immediately preceding the date of repayment of the Securities, whether at maturity or upon redemption, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $5,000) into fully paid and nonassessable shares of Company Common Stock at an initial conversion price of $25.00 per share of Company Common Stock, subject to adjustment under certain circumstances (the “Conversion Price”). The number of shares of Company Common Stock issuable upon conversion of a principal amount of Securities shall be determined by dividing (1) the aggregate principal amount of the Securities to be converted by (B) the Conversion Price. No fractional shares of Company Common Stock shall be issued upon conversion and, in lieu thereof, a cash payment shall be made for any fractional interest, based upon Conversion Price. The outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Company Common Stock.

                To convert a Security, a Securityholder must (i) complete and sign a Conversion Request substantially in the form attached hereto, (ii) surrender the Security to the Conversion Agent, (iii) furnish appropriate endorsements or transfer documents if required by the Security Registrar or Conversion Agent, and (iv) pay any transfer or similar tax, if required. If a Conversion Request is delivered on or after the regular record date and prior to the subsequent Interest Payment Date, the Securityholder shall be required to pay to the Company the interest payment to be made on the subsequent Interest Payment Date, and shall be entitled to receive the interest payable on the subsequent Interest Payment Date, on the portion of Securities to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. Notwithstanding the foregoing, if, during an Extended Interest Payment Period, a notice of redemption is mailed pursuant to the Indenture and a Security is converted after such mailing but prior to the relevant redemption date, all accrued but unpaid interest through the date of conversion shall be paid to the Securityholder on the redemption date. Except as otherwise provided in the immediately preceding two sentences, in the case of any Security which is converted, interest with an Interest Payment Date which is after the date of conversion of such Security shall not be payable, and the Company shall not make or be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Securities being converted, which shall be deemed to be paid in full. If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company upon Company request or, if then held by the Company, shall be discharged from such trust.

To the extent not previously prepaid pursuant to Article XIV of the Indenture or converted into shares of Company Stock pursuant to Section 17.2 of the Indenture, all Securities will automatically and mandatorily convert into shares of Company Common Stock on the Mandatory Conversion Date, March 15, 2013, at the Conversion Price.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of each holder of Securities then outstanding and affected thereby, (i) extend the Stated Maturity of any Securities, or reduce the principal amount thereof, or reduce any amount payable on prepayment thereof, or reduce the rate or extend the time of payment of interest thereon (subject to Article XVI of the Indenture), or make the principal of, or interest or premium on, the Securities payable in any coin or currency other than U.S. dollars, or impair or affect the right of any holder of Securities to institute suit for the payment thereof, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture.  The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities at the time outstanding affected thereby, on behalf of all of the holders of the Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Securities or a default in respect of any covenant or provision under which the Indenture cannot be modified or amended without the consent of each holder of Securities then outstanding.  Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and of any Security issued in exchange heretofore or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.

The Company shall have the right, at any time and from time to time during the term of the Securities, to defer payments of interest by extending the interest payment period of such Securities for a period not exceeding 20 consecutive quarterly periods, including the first such quarterly period during such extension period, and not to extend beyond the Stated Maturity of the Securities (an “Extension Period”), at the end of which period the Company shall pay all interest then accrued and unpaid together with interest thereon at the rate specified for the Securities (to the extent that payment of such interest is enforceable under applicable law).  Before the termination of any such Extension Period, the Company may further defer payments of interest by further extending such Extension Period, provided that such Extension Period, together with all such previous and further extensions within such Extension Period, shall not exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, or extend beyond the Stated Maturity of the Securities.  Upon the termination of any such Extension Period and the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extension Period, subject to the foregoing requirements.

The Company has agreed that it will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company’s capital stock (which includes common and preferred stock) or (ii) make any payment of principal, interest or-premium, if any, on or repay or repurchase or redeem any debt securities of the Company that rank pari passu with or junior in right of payment to the Securities or make any guarantee payments with respect to any guarantee by the Company of the debt securities or any Subsidiary of the Company if such guarantee ranks pari passu or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholder’s rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Preferred Securities Guaranty, (d) as a result of a reclassification of the Company’s capital stock or the exchange or the conversion of one class or series of the Company’s capital stock for another class or series of the Company’s capital stock, (e) the purchase of fractional interests in shares of the Company’s capital stock pursuant to the exchange or conversion of such capital stock or the security being exchanged or converted, and (f) purchases or issuances of Common Stock in connection with any of the Company’s stock option, stock purchase, stock loan or other benefit plans for its directors, officers or employees or any of the Company’s dividend reinvestment plans, in each case as now existing or hereinafter established or amended) if at such time (i) there shall have occurred any event of which the Company has actual knowledge that (a) is, or with the giving of notice or the lapse of time, or both, would be, an Event of Default and (b) in respect of which the Company shall not have taken reasonable steps to cure, (ii) if such Securities are held by ServisFirst Capital Trust II, the Company shall be in default with respect to its payment of any obligations under the Preferred Securities Guaranty or (iii) the Company shall have given notice of its election of the exercise of its right to extend the interest payment period and any such extension shall be continuing.

The Company will have the right at any time to liquidate ServisFirst Capital Trust II and cause the Securities to be distributed to the holders of the Trust Securities in liquidation of ServisFirst Capital Trust II.

The Securities are issuable only in registered form without coupons in denominations of $1 and any integral multiple thereof.  As provided in the Indenture and subject to the transfer restrictions limitations as may be contained herein and therein from time to time, the transfer of this Security is registrable by the holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Trustee accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees.  No service charge will be made for any such registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and the registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

FORM OF CONVERSION REQUEST

To:          Servisfirst Bancshares, Inc. and Wilmington Trust Company, or any successor Conversion Agent:

                The undersigned owner of these Securities hereby irrevocably elects to convert these Securities, or the portion below designated, into Company Common Stock in accordance with the terms of the Indenture (the “Indenture”), dated as of March 15, 2010, between ServisFirst Bancshares, Inc., and Wilmington Trust Company, as Trustee.

                The undersigned owner of these Securities hereby directs the Conversion Agent to convert such Securities on behalf of the undersigned, into Company Common Stock (at the Conversion Price specified in the Indenture). The undersigned owner of these Securities also hereby notifies the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, should be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. (If shares are to be issued in the name of a person other than the undersigned, the undersigned shall pay all transfer taxes payable with respect thereto.)

                Date: ____________________

                Principal Amount of Securities to be converted ($25,000 or integral multiples thereof): $

                If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Company Common Stock are to be issued, along with the address or addresses of such person or persons:

(Sign exactly as your name appears on the other side of this Security)

_____________________________________
(for conversion only)

Please print or type name and address, including zip code, and social security or other identifying number:

Name:

Address:

                                  _______________________________________

                                  _______________________________________
SSN/TIN:

     Signature Guarantee:*

*
Signature must be guaranteed by an eligible guarantor institution that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (STAMP) or such other signature guarantee program as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

EXHIBIT B

CERTIFICATE TO TRUSTEE

Pursuant to Section 3.5 of the Indenture between ServisFirst Bancshares, Inc. as the Company (the “Company’), and Wilmington Trust Company, as Trustee, dated as of March 15, 2010 (the “Indenture”), the undersigned hereby certifies as follows:

1.
In my capacity as an officer of the Company, I would normally have knowledge of any default by the Company during the last fiscal year in the performance of any covenants of the Company contained in the Indenture.

2.	[To my knowledge, the Company is not default in the performance of any covenants contained in the Indenture.

or, alternatively:

I am aware of the default(s) in the performance of covenants in the Indentures, as specified below.]  PLEASE PICK THE SENTENCE THAT APPLIES and DELETE THE ONE THAT DOES NOT.

Capitalized terms used herein, and not otherwise defined herein, have the respective meanings ascribed to thereto in the Indenture.

IN WITNESS WHEREOF, the undersigned has executed this Officers’ Certificate.

Date:  ____________, 20___

Name:
Title:

Name:
Title:

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